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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                          Date of report: March 7, 2005
                        (Date of earliest event reported)

                           -------------------------


                      TRANSACTION SYSTEMS ARCHITECTS, INC.
             (Exact name of registrant as specified in its charter)


          Delaware                   0-25346                     47-0772104
(State or other jurisdiction       (Commission                (I.R.S. Employer
      of incorporation)            File Number)              Identification No.)


                             224 South 108th Avenue
                              Omaha, Nebraska 68154
          (Address of principal executive offices, including zip code)


                                 (402) 334-5101
              (Registrant's telephone number, including area code)


                                      N/A
         ------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

                [ ] Written communications pursuant to Rule 425
                   under the Securities Act (17 CFR 230.425)

                [ ] Soliciting material pursuant to Rule 14a-12
                   under the Exchange Act (17 CFR 240.14a-12)

         [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 1.01.  Entry into a Material Definitive Agreement.

1.  Employment Agreement.

         On March 8, 2005, Transaction Systems Architects, Inc. (the "Company") entered into an Employment Agreement (the "Employment Agreement") with Philip G. Heasley, pursuant to which Mr. Heasley agreed to serve as the Company's President and Chief Executive Officer for an initial term of four years. Under the Employment Agreement, Mr. Heasley will be employed through March 8, 2009 (the "Employment Period"), after which the Employment Period will be extended for successive one-year periods, unless the Company gives 30 days written notice to Mr. Heasley that the Employment Period will not be extended for an additional year or unless the Employment Period otherwise terminates. So long as Mr. Heasley continues to serve as President and Chief Executive Officer, the Board will nominate Mr. Heasley to serve as a member of the Company's Board of Directors. The Employment Agreement provides that Mr. Heasley will receive an initial base salary of $500,000 per year as well as other compensation, including bonus opportunities, as set forth in the Employment Agreement attached as Exhibit 10.1 to this Current Report and incorporated herein by reference. For the remainder of fiscal year 2005, Mr. Heasley's bonus will be based on (i) the achievement of the financial performance objectives set forth in the Company's 2005 Fiscal Year Management Incentive Compensation Plan, a description of which was filed as Exhibit 10.2 to the Form 8-K filed by the Company with the Securities and Exchange Commission on September 29, 2004, and (ii) the attainment of certain internal planning objectives.

         The Employment Agreement also provides that, within six months of entering into the Employment Agreement (or within such longer time period as may be determined by the Board under compelling circumstances), Mr. Heasley will acquire through purchase on the NASDAQ National Market System at least 100,000 shares of the Company's common stock. Once Mr. Heasley acquires the 100,000 shares, he is required to continue to own 100,000 shares at all times during his initial term of employment.

         Pursuant to the Employment Agreement, if Mr. Heasley's employment is terminated by the Company without cause or by Mr. Heasley for good reason, Mr. Heasley will be entitled to (i) a lump sum payment equal to his bonus for the quarter in which his employment is terminated (unless termination occurs during fiscal year 2005); (ii) a lump sum payment equal to two times the sum of (A) his base salary at the time of termination and (B) his average annual bonus amount received during the two most recent fiscal years of the Company ending prior to the date of termination; and (iii) continued participation in the Company's medical and dental plans for two years or until he is covered under the plans of another employer. Mr. Heasley will also be subject to non-competition obligations for a period of one year following termination of his employment. The Employment Agreement also provides that if payments by the Company to Mr. Heasley would be subject to the excise tax imposed by Section 4999 of the Internal Revenue Code, then Mr. Heasley will be entitled to a gross up payment such that he will be in the same after-tax position as if no excise tax had been imposed. If Mr. Heasley is entitled to payments under the Change in Control Severance Compensation Agreement (as described below), no payment will be made to Mr. Heasley under the Employment Agreement.

         Further, in connection with his entry into employment with the Company, Mr. Heasley entered into the Company's standard Indemnification Agreement for executive officers, the form of which was filed as Exhibit 10.17 to the Company's annual report on Form 10-K for the fiscal year ended September 30, 2003.

2.   Stock Option Agreement.

         On March 9, 2005, in connection with the entry into the Employment Agreement, the Company entered into a Stock Option Agreement with Mr. Heasley (attached as Exhibit 10.2 to this Current Report and incorporated herein by reference) under the Company's 2005 Equity and Performance Incentive Plan (the "2005 Incentive Plan"), pursuant to which the Company granted Mr. Heasley an option to purchase 1,000,000 shares of Class A Common Stock of the Company (reclassified as Common Stock) ("Common Stock") with an exercise price of $22.65 per share. 600,000 of the option shares are time-vested and will vest 25% per year beginning with the first anniversary of the date of grant. The agreement provides for accelerated vesting of these time-vested option shares if, during the term of the option, Mr. Heasley's employment is terminated by the Company without cause or by Mr. Heasley with good reason. 400,000 of the option shares are performance-vested and will vest, if at all, upon the attainment by the Company, at any time following the second anniversary of the date of grant of the option, of a market price per share of the Company's Common Stock of at least $50 for 60 consecutive trading days. The agreement provides for accelerated vesting of these performance-vested option shares if, within two years from the date of grant, Mr. Heasley's employment is terminated by the Company without cause or by Mr. Heasley with good reason and if, prior to his termination of employment, the Company has attained a market price per share of the Company's Common Stock of at least $50 for 60 consecutive trading days.

3. Change in Control Severance Compensation Agreement.

         On March 8, 2005, in connection with the entry into the Employment Agreement, the Company entered into a Change in Control Severance Compensation Agreement (the "Change in Control Agreement") with Mr. Heasley. The Change in Control Agreement provides for a severance payment if Mr. Heasley's employment is terminated by the Company without cause or by Mr. Heasley with good reason within two years after a change in control of the Company. As set forth in more detail in the Change in Control Agreement attached as Exhibit 10.3 to this Current Report and incorporated herein by reference, this severance payment will be a lump sum cash payment and will include (i) a lump sum payment equal to two times the sum of (A) his base salary at the time of termination and (B) his average annual bonus amount received during the two most recent fiscal years of the Company ending prior to the date of termination; (ii) his earned but unpaid base salary through the date of termination of employment; (iii) a quarterly incentive award for the current fiscal quarter, prorated through the date of termination of employment (unless termination occurs during fiscal year 2005); and (iv) interest on the amounts described in (i), (ii) and (iii). Additionally, Mr. Heasley will be entitled to continued participation in employee benefit plans and programs of the Company for two years or until he receives equivalent coverage and benefits under the plans or programs of a subsequent employer. The Change in Control Agreement also provides that if payments by the Company to Mr. Heasley would be subject to the excise tax imposed by Section 4999 of the Internal Revenue Code, then Mr. Heasley will be entitled to a gross up payment such that he will be in the same after-tax position as if no excise tax had been imposed.

4.   2005 Equity and Performance Incentive Plan.

         On December 1, 2004, the Board of Directors of the Company approved the Company's 2005 Incentive Plan, subject to stockholder approval. On March 8, 2005, at the Company's annual meeting of stockholders, the stockholders of the Company approved the 2005 Incentive Plan. The 2005 Incentive Plan is listed as
Exhibit 10.4 to this Current Report and is incorporated herein by reference to Annex B to the Company's Proxy Statement for its 2005 annual meeting of stockholders, filed on January 26, 2005.

         The purpose of the 2005 Incentive Plan is to attract and retain directors, officers and other employees of the Company and to provide such persons incentives and rewards for superior performance. Officers, other key employees and non-employee directors of the Company are eligible to participate. The maximum number of shares that may be issued in connection with awards granted under the 2005 Incentive Plan is 3,000,000 shares of Common Stock plus certain shares of Common Stock underlying outstanding awards that are forfeited, expire or are canceled, are settled in cash without delivery of Common Stock, or that result in the forfeiture or relinquishment of Common Stock back to the Company. Awards that may be granted under the 2005 Incentive Plan include stock options, stock appreciation rights, restricted stock, restricted stock units, performance shares and performance units, awards to non-employee directors and other cash awards and awards based on the Company's shares.

5.   Form of Director Option Agreement.

         On March 9, 2005, the Board of Directors of the Company approved a grant of 8,000 non-qualified stock options to each of the duly elected non-employee directors under the 2005 Incentive Plan, using the form of Nonqualified Stock Option Agreement - Non-Employee Director under the 2005 Incentive Plan attached as Exhibit 10.5 to this Current Report and incorporated herein by reference. The stock options granted to the non-employee directors were granted with an exercise price equal to $22.65 per share, the closing sale price (price for last trade) of the Common Stock as reported by the Nasdaq National Market System for the day preceding the date of grant. Further, the options provide, and the form of agreement attached hereto provides, that the options granted to the non-employee directors of the Company will vest with respect to 100% of the option shares on the earlier to occur of (i) the date which is one year following the date of grant and (ii) the day immediately prior to the date of the next annual meeting of the Company's stockholders occurring following the date of grant. The options provide for accelerated vesting upon the death or disability of the optionee or upon a change in control of the Company.

6. Amendment to 2002 Non-Employee Director Stock Option Plan and Related Stock Option Agreements.

         On March 7, 2005, the Company amended its 2002 Non-Employee Director Stock Option Plan (the "2002 Director Plan") with respect to Frank R. Sanchez and amended certain Stock Option Agreements, dated May 8, 2002 and March 9, 2004 (the "Option Agreements"), pursuant to which Mr. Sanchez was granted options. As a result of his not standing for re-election to the Board of Directors of the Company, Mr. Sanchez would have forfeited certain options granted to him under the 2002 Director Plan, notwithstanding the fact that Mr. Sanchez substantially served the term for which the options were granted. The 2002 Director Plan and the Option Agreements were amended to accelerate the vesting of Mr. Sanchez's options to avoid this unintended result. Other unvested options held by Mr. Sanchez were forfeited as a result of his not standing for re-election to the Board. The amendments to the 2002 Director Plan and Option Agreements are attached as Exhibit 10.6 to this Current Report and incorporated herein by reference.


Item 1.02.  Termination of a Material Definitive Agreement.

         On March 9, 2005, in connection with the approval of the 2005 Incentive Plan by the Company's stockholders, the Board of Directors of the Company approved the termination of the following existing stock option plans of the
Company:

   (i) the 1994 Stock Option Plan, as amended (provides for the grant of stock options to employees, including employees who are also officers or directors, of the Company);

   (ii) the 1996 Stock Option Plan (provides for the grant of stock options to employees and directors of the Company);

   (iii) the 1997 Management Stock Option Plan (provides for the grant of stock options to management employees of the Company);

   (iv) the MessagingDirect Ltd. Amended and Restated Employee Share Option Plan (provides for the grant of stock options to employees, officers, directors and consultants of the Company);

   (v) the 2000 Non-Employee Director Stock Option Plan (provides for the grant of stock options to non-employee directors of the Company); and

   (vi) the 2002 Non-Employee Director Stock Option Plan, as amended (provides for the grant of stock options to non-employee directors of the Company).

Termination of these plans will not affect any options outstanding under these plans immediately prior to termination thereof.


Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

         Effective as of March 8, 2005, Gregory D. Derkacht resigned from his position as President and Chief Executive Officer of the Company. On March 9, 2005, the Company appointed Mr. Derkacht to serve as its Executive Vice President.

         Effective as of March 8, 2005, Philip G. Heasley was appointed to serve as President and Chief Executive Officer of the Company, replacing Mr. Derkacht. Additionally, on March 9, 2005, to fill the vacancy created as a result of the creation of a new position on the Board of Directors, the Company's Board of Directors elected Mr. Heasley to serve as a director of the Company until the Company's 2006 annual meeting of stockholders and until his successor is elected and qualified. Pursuant to the terms of Mr. Heasley's Employment Agreement, so long as he serves as President and Chief Executive Officer of the Company, the Board of Directors will nominate him to serve as a member of the Company's Board of Directors.

         Mr. Heasley has a comprehensive background in payment systems and financial services. From 2003 to the present, Mr. Heasley served as Chairman and CEO of PayPower LLC, an acquisition and consulting firm specializing in financial services and payment services. Previously, Mr. Heasley was Chairman and CEO of First USA Bank, from 2000 to 2003. Prior to joining First USA Bank, from 1987 until 2000, Mr. Heasley served in various capacities for U.S. Bankcorp, including Executive Vice President, and President and Chief Operating Officer. Mr. Heasley is 55 years old.

         See the disclosure under Item 1.01 above for the material terms of Mr. Heasley's Employment Agreement and the other material terms of his employment with the Company.


Item 9.01.  Financial Statements and Exhibits.

(c) Exhibits.


   Exhibit
   Number      Description
   -------     -----------
    10.1       Employment Agreement by and between the Company and Philip G.
                 Heasley, dated March 8, 2005.

    10.2       Stock Option Agreement (under the Company's 2005 Equity and
                 Performance Incentive Plan) by and between the Company and Philip G. Heasley, dated March 9, 2005.

    10.3       Change in Control Severance Compensation Agreement by and
                 between the Company and Philip G. Heasley, dated March 8,
                 2005.

    10.4       2005 Equity and Performance Incentive Plan (filed, on January
                 26, 2005, as Annex B to the Company's Proxy Statement for its 2005 Annual Meeting (File No. 000-25346), and incorporated herein by reference).

    10.5       Form of Nonqualified Stock Option Agreement - Non-Employee
                 Director (under the Company's 2005 Equity and Performance Incentive Plan).

    10.6       Amendment to 2002 Non-Employee Director Stock Option Plan,
                 Amendment No. 1 to Stock Option Agreement (dated as of May 8,
                 2002) and Amendment No. 1 to Stock Option Agreement (dated as of March 9, 2004).

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           TRANSACTION SYSTEMS ARCHITECTS, INC.


Date: March 9, 2005                        By:       /s/ Dennis P. Byrnes
                                              ---------------------------------
                                                       Dennis P. Byrnes
                                                    Senior Vice President,
                                                General Counsel and Secretary

                                  EXHIBIT INDEX

   Exhibit
   Number      Description
   -------     -----------
    10.1       Employment Agreement by and between the Company and Philip G.
                 Heasley, dated March 8, 2005.

    10.2       Stock Option Agreement (under the Company's 2005 Equity and
                 Performance Incentive Plan) by and between the Company and Philip G. Heasley, dated March 9, 2005.

    10.3       Change in Control Severance Compensation Agreement by and
                 between the Company and Philip G. Heasley, dated March 8,
                 2005.

    10.4       2005 Equity and Performance Incentive Plan (filed, on January
                 26, 2005, as Annex B to the Company's Proxy Statement for its 2005 Annual Meeting (File No. 000-25346), and incorporated herein by reference).

    10.5       Form of Nonqualified Stock Option Agreement - Non-Employee
                 Director (under the Company's 2005 Equity and Performance Incentive Plan).

    10.6       Amendment to 2002 Non-Employee Director Stock Option Plan,
                 Amendment No. 1 to Stock Option Agreement (dated as of May 8,
                 2002) and Amendment No. 1 to Stock Option Agreement (dated as of March 9, 2004).